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                                                                   EXHIBIT 10.21


                 FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT
                 ----------------------------------------------

     This FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of March 30, 2000, is by and among VERDANT BRANDS, INC., a Minnesota corporation ("Verdant"), SAFER, INC., a Delaware corporation ("Safer"), SURECO, INC., a Georgia corporation ("SureCo"), CONSEP, INC., an Oregon corporation ("Consep"), RICHARD HUNT INC., a California corporation ("Hunt"), PACOAST INC., a California corporation ("Pacoast"), and VALLEY GREEN CENTER, INC., a Massachusetts corporation ("Valley Green") (Verdant, Safer, SureCo, Consep, Hunt, Pacoast, and Valley Green are sometimes referred to herein individually as a "Borrower" and collectively, the "Borrowers") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto.

                                    RECITALS
                                    --------

     A. Borrowers, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 14, 1999 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Agent and Lenders have made and may hereafter make loans and advances and other extensions of credit to Borrowers.

     B. On and subject to the terms and conditions hereof, Borrowers wish, and Agent and Lenders are willing, to amend certain provisions of, and give certain waivers with respect to, the Credit Agreement, all on the terms and conditions set forth in this Amendment.

     C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          1. Amendment. The Credit Agreement is hereby amended as follows:

               (a) The following term is hereby inserted into Annex A of the Credit Agreement in alphabetical order:

               "B&I Loan Agreement" shall mean Term Loan Agreement dated August 21, 1997 among SureCo., Southern Resources, Inc., Peach County Property, Inc., the guarantors thereunder and B&I Lending, LLC ("B&I"), without giving effect to any amendment or modification thereof.
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               (b) Section 1.1(b)(ii) is hereby amended by deleting it in its entirety and substituting therefor the following:

                    (ii) Borrower shall pay the principal amount of the Term
               Loan in eight (8) quarterly installments, commencing March 30, 2000, as follows:

                  Payment Date                   Installment Amount
                  ------------                   ------------------

                  March 30, 2000                      $125,000
                  July 1, 2000                        $250,000
                  October 1, 2000                     $250,000
                  April 1, 2001                       $375,000
                  July 1, 2001                        $250,000
                  October 1, 2001                     $250,000
                  January 1, 2002                     $250,000
                  April 1, 2002                       $250,000

                    Notwithstanding anything contained herein to the contrary,
               Verdant shall pay the aggregate outstanding principal balance of the Term Loan on the Commitment Termination Date, if not sooner paid in full.

          2. Waiver. The Agent and the Lenders hereby waive the Events of Default arising under:

               (a) Section 8.1(b) of the Credit Agreement resulting solely from Borrowers' failure to (x) comply with the Capital Expenditures limitation set forth in Annex G to the Credit Agreement for Fiscal Year 1999 and (y) maintain the Interest Coverage Ratio set forth in Annex G to the Credit Agreement for the Fiscal Quarter ended December 31, 1999; and

               (b) Section 8.1(e) of solely by virtue of certain defaults set forth on Schedule A hereto (collectively, the "Specified Defaults") by SureCo under the terms of the B&I Loan Agreement, which defaults permit B&I to cause Indebtedness in excess of $250,000 to become due prior to its stated maturity date.

          3. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

               (a) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

                                       2
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               (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes as default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

          4. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this Section 4 on or prior to the date hereof and consummation of all of the transactions contemplated thereby:

               (a) Documentation. Borrowers shall have delivered to Agent (on behalf of itself and Lenders) all of the following documents, all in form and substance acceptable to Agent in its discretion:

                    (i) Amendment. Duly executed originals of this Amendment.

                    (ii) Other Documents. All other agreements, certificates,
               opinions and other documents as Agent may reasonably request to accomplish the purposes of this Amendment.

               (b) Term Loan Paydown. Agent shall have received immediately available funds in an amount not less than $125,000 to be applied by Agent in accordance with Section 1.3(a) of the Credit Agreement.

               (c) Fee. Agent shall have received a fee in the amount of $50,000.

               (d) No Default. No Default or Event of Default shall have occurred and be continuing, or would result after giving effect hereto.

               (e) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

               (f) Consents and Acknowledgments. Each Credit Party shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

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          5. Reference to and Effect on Loan Documents.

               (a) Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

               (b) No Waiver. Except as specifically provided in this Agreement, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

          6. Miscellaneous.

               (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders will respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

               (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

               (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

               (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

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               (f) Conflict of Terms. Except as otherwise provided in this
          Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

               (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

               (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

               (i) Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

                            [signature pages follow]

                                       5
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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                        VERDANT BRANDS, INC.
                                        SAFER, INC.
                                        SURECO, INC.

                                        By: /s/ Volker Oakey
                                           -----------------------------------
                                        Title: Executive Vice President,
                                               and Treasurer

                                        CONSEP, INC.
                                        PACOAST INC.
                                        RICHARD HUNT INC.
                                        VALLEY GREEN CENTER, INC.

                                        By: /s/ Volker Oakey
                                           -----------------------------------
                                        Title: Vice President, Secretary and
                                               Treasurer

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent and Lender

                                        By: /s/ (Illegible)
                                           -----------------------------------
                                        Title: Duly Authorized Signatory

     Each of the following Persons is a signatory to this Agreement in its capacity as a Credit Party and not as a Borrower.

                                        SAFER, LTD.
                                        SOUTHERN RESOURCES, INC.

                                        By: /s/ John Hetterick
                                           -----------------------------------
                                        Title: Executive Vice President,
                                               Secretary and Treasurer

                                        FARCHAN LABORATORIES, INC.

                                        By: /s/ Volker Oakey
                                           -----------------------------------
                                        Title: Vice President, Secretary and
                                               Treasurer

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